UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

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                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



         December 30, 1998                                      000-27078
-------------------------------------                   ------------------------
Date of Report (Date of earliest even                   (Commission File Number)
            reported)


                               HENRY SCHEIN, INC.
             (Exact name of registrant as specified in its charter)



          Delaware                                      11-3136595
------------------------------           ---------------------------------------
State or other jurisdiction of           (I.R.S. Employer Identification Number)
incorporation or organization)


                       135 Duryea Road, Melville, NY 11747
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               (Address of Principal Executive Offices) (Zip Code)


                                 (516) 843-5500
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              (Registrant's telephone number, including area code)


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ITEM 5.            OTHER EVENTS.

     On December 29, 1998, the Board of Directors of Henry Schein, Inc. announced its intention to acquire General Injectables and Vaccines Inc. through its stock purchase of all of the voting securities of Biological & Popular Culture, Inc. for $65 million, plus certain contingent consideration.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(a) Not applicable.

(b) Not applicable.

(c) Exhibits:

         99 Press Release, dated December 29, 1998.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, Henry Schein, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      HENRY SCHEIN, INC.


                                      By:   /s/  Michael S. Ettinger
                                            ------------------------------------
                                            Name:   Michael S. Ettinger
                                            Title:  Vice President and Associate
                                                    General Counsel

Date:  December 29, 1998



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                                  EXHIBIT INDEX


DOC. NO.  DOCUMENT DESCRIPTION

99        Press Release, dated December 29, 1998.